NUMBER                                                               S H A R E S

                          CAL DIVE INTERNATIONAL, INC.
                                  COMMON STOCK

             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                                                              CUSIP  127914 10 9

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

This
certifies
that

is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                          CAL DIVE INTERNATIONAL, INC.

     transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares evidenced hereby are issued under and shall be subject to all of the provisions of the Articles of Incorporation of the Corporation and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder by acceptance hereof, assents. The Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Dated:

     Countersigned and Registered:

     NORWEST BANK MINNESOTA, N.A.
              Transfer Agent and Registrar

By:

Authorized Signature
________________________________________________________________________________
                                   PRESIDENT
________________________________________________________________________________
                                   SECRETARY

                          CAL DIVE INTERNATIONAL, INC.

   The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests should be made to the Secretary of the Corporation or the transfer agent.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common         UNIF GIFT MIN ACT . . .Custodian. . . .
TEN ENT -- as tenants by the entireties                  (Cust)          (Minor)
JT TEN  -- as joint tenants with right                    under Uniform Gifts to
           of survivorship and not as                          Minors Act
           tenants in common                               . . . . . . . . . . .
                                                               (State)

    Additional abbreviations may also be used though not in the above list.

   For Value Received, __________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR
   OTHER IDENTIFYING NUMBER OF
             ASSIGNEE
---------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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________________________________________________________________________ Shares
of Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

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______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,

                               X
                               ------------------------------------------------
NOTICE: THE SIGNATURE(S)       X
TO THIS ASSIGNMENT MUST        ------------------------------------------------
CORRESPOND WITH THE            ALL GUARANTEES MUST BE MADE BY A FINANCIAL
NAME(S) AS WRITTEN UPON        INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A
THE FACE OF THE                PARTICIPANT IN THE SECURITIES TRANSFER AGENTS
CERTIFICATE IN EVERY           MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK
PARTICULAR, WITHOUT            EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM
ALTERATION OR ENLARGEMENT      ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM
OR ANY CHANGE WHATEVER.        ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A
                               NOTARY PUBLIC ARE NOT ACCEPTABLE.